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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2003

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices)        (Zip Code)

(718) 709-3026
(Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

        On October 7, 2003, JetBlue Airways Corporation issued a press release announcing that their board of directors had declared a three-for-two stock split of the Company's common stock. The three-for-two stock split will be distributed on November 20, 2003 to stockholders of record at the close of business on November 10, 2003. This press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated October 7, 2003, titled "JetBlue Airways Announces Three-for-Two Stock Split."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: October 7, 2003	By:	/s/ HOLLY L. NELSON Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description	Location
99.1	Press Release dated October 7, 2003, titled "JetBlue Airways Announces Three-for-Two Stock Split."	Filed herewith

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX